UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 11, 2004


                          ---------------------------


                               COMDIAL CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

             DELAWARE                     0-9023                94-2443673
         (STATE OR OTHER               (COMMISSION            (IRS EMPLOYER
  JURISDICTION OF INCORPORATION)       FILE NUMBER)        IDENTIFICATION NO.)

             106 CATTLEMEN ROAD
             SARASOTA, FLORIDA                                    34232
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (941) 554-5000

ITEM 5.  OTHER EVENTS

     On March 11, 2004, the Company announced the launch of a new portfolio of integrated Voice over Internet Protocol (VoIP) applications, platforms, software and endpoints under its new CONVERSip(TM) brand.

ITEM 7.  EXHIBITS

         (a)  None.
         (b)  None.
         (c)  99.1 Press Release dated March 11, 2004.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     COMDIAL CORPORATION


                                     By: /s/ Kenneth M. Clinebell
                                         --------------------------------
                                             Kenneth M. Clinebell, Senior Vice
                                             President and Chief Financial
                                             Officer